                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2002



                                    APW LTD.
             (Exact name of Registrant as specified in its charter)


         Bermuda                        1-15851                 04-2576375
(State or other jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


                                 Clarendon House
                                 2 Church Street
                                 P.O. Box HM 666
                             Hamilton HM CX Bermuda


                        N22 W23685 Ridgeview Parkway West
                         Waukesha, Wisconsin 53188-1013

               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code:(262) 523-7600




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Item 5.  Other Events.

On February 13, 2002 APW Ltd. completed the divestiture of its Zero Cases division, which was owned by two of APW Ltd.'s subsidiaries, to Zero Manufacturing, Inc. and Zero Cases (UK) Limited. This divestiture was pursuant to the terms of an amended Asset Purchase Agreement by and among APW North America Inc. and Air Cargo Equipment (UK) Limited, on the one hand, and Zero Manufacturing, Inc. and Zero Cases (UK) Limited, on the other hand. The net cash proceeds from the transaction are approximately $20 million, before fees, adjustments and related expenses.

The Zero Cases division designs, manufactures and markets industrial and consumer cases, including the Zero Halliburton line of consumer attaches. The division was acquired as part of APW Ltd.'s acquisition of the Zero Corporation in 1998.

Copies of the press release issued by APW Ltd. on February 13, 2002, the Asset Purchase Agreement and Amendment No. 1 to the Asset Purchase Agreement are filed as exhibits to this report.

Item 7.  Exhibits

Please see exhibit index which is incorporated by reference herein.

                                       1

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       APW LTD.
                                       (Registrant)


Date: February 19, 2002                By:  /s/ Richard D. Carroll
                                           ---------------------------
                                             Richard D. Carroll
                                             Vice President and Chief
                                             Financial Officer
                                             (Duly authorized to sign on behalf
                                             of the Registrant)

                                      S-1


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                                    APW LTD.
                               (the "Registrant")
                          (Commission File No. 1-15851)

                                  EXHIBIT INDEX
                                       to
                             FORM 8-K CURRENT REPORT
                        Date of Report: February 13, 2002


Exhibit                                                                                          Filed
Number                                          Description                                     Herewith
-------------------------------------------------------------------------------------------------------------
Exhibit 99.1                          Press Release dated February 13, 2002, by APW Ltd.           X
-------------------------------------------------------------------------------------------------------------
Exhibit 99.2                          Asset Purchase Agreement dated February 4, 2002              X
-------------------------------------------------------------------------------------------------------------
Exhibit 99.3                          Amendment No. 1 to Asset Purchase Agreement dated            X
                                      February 13, 2002
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

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